UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 22, 2021

SKYE BIOSCIENCE, INC.
(Exact Name of Registrant as Specified in Its Charter)

Nevada	000-55136	45-0692882
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

5910 Pacific Center Blvd, Suite 320, San Diego, CA 92121

(Address of principal executive offices)

(949) 480-9051

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective July 22, 2021, the Board of Directors (the “Board”) of Skye Bioscience, Inc., a Nevada corporation (the “Company”) increased the size of the Board from three to four directors and elected Dr. Praveen Tyle, Ph.D. to fill such vacancy and serve as a director to serve until the 2022 Annual Meeting of the Board and thereafter in accordance with the Company’s Bylaws until his successor is duly elected and qualified or his earlier resignation, removal or death. Dr. Tyle was also appointed to serve as a member of the Company’s compensation committee, audit committee, and nomination and corporate governance committee.

Dr. Tyle will receive annual director compensation for his service on the Board in an amount equal to $40,000, plus aggregate annual committee compensation of $8,500. In addition, on July 22, 2021, the Board granted Dr. Tyle stock options (the “Options”) to purchase 250,000 shares of the Company’s common stock, at an exercise price equal to the fair market value per share as of the grant date, of which 10% of such Options shall be immediately vested, and the remaining 90% of the Options shall vest in semi-annual installments over a period of two years from the grant date of July 22, 2021, subject to Dr. Tyle’s continued service on the Board. In the event of a change of control of the Company (as defined in the award documents), the Options shall become vested in full.

In addition, Dr. Tyle entered into the Company’s standard indemnification agreement.

Section 8 – Other Events

Item 8.01 Other Events.

On July 26, 2021, the Company issued a press release announcing the election of Dr. Tyle as a Director. A copy of the press release is attached hereto as Exhibit 99.1.

The information set forth in Item 8.01 of this Current Report on Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference in any of the Company’s filings with the Securities and Exchange Commission under the Exchange Act or the Securities Act of 1933, as amended, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except as expressly set forth by specific reference in such a filing.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statement and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1*	Press Release dated July 26, 2021

_________

* Filed herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SKYE BIOSCIENCE, INC.

Dated: July 26, 2021	By:	/s/ Punit Dhillon
Punit Dhillon Chief Executive Officer

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